UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-07390

Boulder Total Return Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: November 30, 2012

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

1	Letter from the Advisers

5	Financial Data

6	Portfolio of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

17	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Additional Information

30	Summary of Dividend Reinvestment Plan

31	Board of Directors’ Approval of the Investment Advisory Agreements

35	Directors & Officers

Boulder Total Return Fund, Inc.	Letter from the Advisers
November 30, 2012

Dear Stockholders:

After years of listening to music at less than safe volumes, I recently decided to test my hearing. One of the tests simply required listening for and responding to a sound when played. The trick being that the sound would be played against a varying amount of background noise. As the test progressed, the background noise would increase in volume making it progressively more difficult to hear the sound when played. Fast-forward to today and we are in a market environment eerily similar to this hearing test. This is an uncertain market environment and every day we are inundated with a dizzying array of new and often conflicting data points on everything from the European sovereign debt crisis to the US fiscal cliff. Amongst all of this noise and uncertainty, it is easy for an investor to lose focus and become distracted by the latest bit of information in the news. In times such as these, we believe it is of utmost importance to step back, focus on one’s core investment philosophy and filter out the background noise.

Our investment philosophy is simple: buy good businesses at attractive valuations. To accomplish this, we employ a disciplined, research driven, bottom-up investment process. We do not ignore macroeconomic trends and developments, but we do our best to prevent them from distracting us from the business-specific reasons to invest in a company. In the end, we believe it is a much easier proposition to understand and value a business than predict the short-term path of the global economy.

Over the twelve-month period ending November 30, 2012, we believe our commitment to this philosophy and process enabled us to take advantage of multiple attractive investment opportunities and helped drive strong performance for the Boulder Total Return Fund, Inc. (the “Fund”). For the period, the Fund generated a solid absolute return of 20.5% on net assets, which compares favorably to the Fund’s benchmarks. Over the same period, the S&P 500® generated a 16.1% return, the Dow Jones Industrial Average (“DJIA”) generated an 11.1% return and the NASDAQ Composite generated a 16.4% return. The Fund’s strong absolute performance and outperformance on a net asset basis relative to the S&P 500® and its other benchmarks for the twelve month period is highlighted in the below table.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years**	Since August 1999***
Boulder Total Return Fund (NAV)	5.5%	12.0%	20.5%	14.6%	1.5%	7.6%	6.6%
Boulder Total Return Fund (Market)	5.6%	13.3%	18.9%	12.6%	-1.3%	6.3%	6.1%
S&P 500® Index	1.3%	9.3%	16.1%	11.2%	1.3%	6.3%	2.4%
Dow Jones Industrial Average	0.2%	6.5%	11.1%	10.9%	2.3%	6.6%	3.8%
NASDAQ Composite	-1.4%	7.3%	16.4%	13.2%	3.6%	8.3%	1.4%

*	Annualized.
**	Annualized. Does not include the effect of dilution on non-participating stockholders from the July 2003 rights offering.
***

Annualized since August 1999, when the current advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the July 2003 rights offering.

Annual Report | November 30, 2012	1

Letter from the Advisers	Boulder Total Return Fund, Inc.
November 30, 2012

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of  the S&P 500® Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Key contributors to the Fund’s performance on an absolute and relative basis for the twelve-month period were the Fund’s positions in Wal-Mart Stores, Inc. and Yum! Brands, Inc. For the period, Wal-Mart Stores and Yum! Brands generated strong total returns for the period of 25.3% and 21.6%, respectively. The positive contribution from both of these positions was enhanced by their large weights in the Fund. At period end, Wal-Mart accounted for approximately 7.6% of the total portfolio, while Yum! Brands accounted for approximately 17.5% of the total portfolio. While we continue to view the Fund’s position in Yum! Brands favorably, we did reduce the size of the position during the period. We felt it was prudent to reduce the Fund’s overall concentration in the name in light of the stock’s price appreciation during the period, which narrowed its discount to our estimate of intrinsic value. As Yum! Brands still accounts for a large portion of the portfolio, we will continue to evaluate the position as necessary.

Another key contributor to performance on an absolute basis was the Fund’s combined position in the Class A and Class B shares of Berkshire Hathaway, Inc., which generated total returns of 11.3% and 11.8% for the period, respectively. Despite the strong absolute performances, the total return of the aggregate Berkshire Hathaway position did trail the 16.1% return for the S&P 500® over the same period, which caused the combined position to be a drag on a relative performance basis. Similar to the Wal-Mart and the Yum! Brands positions, the absolute performance contribution from the combined Berkshire Hathaway position was enhanced by its large weight in the portfolio as it accounted for approximately 37.6% of the total portfolio at period end. We remain comfortable with the Fund’s current aggregate position in Berkshire Hathaway as we believe its diverse underlying business holdings mitigate some of the risk of having such a concentrated position. Due to its large position size, however, we will continue to evaluate the position as necessary.

On the other end of the spectrum, a key detractor to the Fund’s performance on an absolute and relative basis was the Fund’s position in Caterpillar, Inc. Caterpillar generated a total return of negative 11.1% for the period and accounted for roughly 1.5% of the Fund’s total assets at period end. While the poor performance for the period is disappointing, we remain comfortable with the Fund’s position in Caterpillar as we believe it a solid company that continues to trade at an attractive discount to our estimate of its intrinsic value.

Other key detractors to performance were the Fund’s positions in Alliance Resource Partners L.P. and AllianceBernstein Holding L.P., which generated returns of a negative 15.2% and a negative 8.8% for the period respectively. It is important to note that both of these positions, along with several other positions, were sold out of the Fund during the period. While there were many different reasons for selling out of these positions, the common thread was our belief that their investment profiles were less attractive relative to other opportunities available in the market. As a result, the Fund used the proceeds from these sale transactions along with available cash to fund the purchase of investments we felt had more attractive return profiles.

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Boulder Total Return Fund, Inc.	Letter from the Advisers
November 30, 2012

Many of these purchases were executed in the last six months as we were able to opportunistically initiate or add to positions in companies such as JPMorgan Chase & Company, Wells Fargo & Company, Cisco Systems, Inc., Enterprise Product Partners, LP and Sanofi. In general, we believe all of these are high quality businesses that were purchased at attractive discounts to our estimates of their intrinsic values. While we expect each of the aforementioned positions to be strong contributors to performance over the long run, their early contribution has been positive and helped drive the Fund’s strong absolute and relative performance over the last six months of the period.

In the end, we are pleased with the Fund’s solid performance on both an absolute and relative basis for the twelve-month period ending November 30, 2012. Despite an uncertain market environment, we strived to filter out the background noise, maintained our investment discipline and took advantage of what we believe to be attractive long-term investment opportunities. However, we recognize there is always room for improvement. Since joining Boulder Investment Advisers, LLC in February of this year, one of my priorities has been to find ways to better provide the Fund’s stockholders with greater insight into the Fund and its co-advisers. As a result, we will be implementing a couple of initiatives over the next several months aimed at accomplishing this goal. These initiatives will not be particularly ground breaking in nature as they include such things as website improvements and more insightful stockholder letters, but our hope is to provide the Fund’s current and future potential stockholders with a better understanding of the Fund, our investment philosophy and process. As part of this, we also encourage stockholders to let us know if there are any topics you would like us to address in future letters.

In the meantime, I would like to wish you all the best and I look forward to writing you again soon.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Annual Report | November 30, 2012	3

Letter from the Advisers	Boulder Total Return Fund, Inc.
November 30, 2012

Note to Stockholders on Leverage. The Fund currently has Auction Market Preferred Shares (“AMPS”) outstanding, which results in the use of leverage. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. The Fund utilizes leverage to seek to enhance the returns for its common stockholders over the long term; however, this objective may not be achieved in all interest rate environments. As a result of the failed auctions for auction preferred shares, the Fund pays AMPS stockholders a dividend rate that is generally tied to short-term interest rates. This dividend rate has been and remains generally economical compared to the earnings of the Fund’s investments. However, to the extent that in the future short-term interest rates increase and the cost of this leverage increases, and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. Moreover, the Fund is required to maintain an asset coverage ratio of 200% on any outstanding Auction Market Preferred Shares. If the Fund were unable to maintain the required asset coverage ratio, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so. Fund management and the Fund’s Board of Directors continue to explore other liquidity and leverage options, including borrowing through a credit facility; this may result in AMPS being redeemed or repurchased in the future. Notwithstanding this, the Board of Directors may ultimately decide to leave the current Auction Market Preferred Stock outstanding if, after evaluating liquidity solutions that would enable the Fund to redeem the Preferred Stock, the Board determines that such solutions would be inconsistent with the interests of the Fund’s stockholders.

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

4	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Financial Data
November 30, 2012 (Unaudited)

	Per Share of Common Stock
	Net Asset Value	Market Price	Distributions Paid
11/30/11	$ 18.97	$ 15.23	$ 0.00
12/31/11	19.05	15.10	0.00
1/31/12	20.11	16.55	0.00
2/29/12	20.57	16.91	0.00
3/31/12	21.27	17.05	0.00
4/30/12	21.24	16.99	0.00
5/31/12	20.41	15.98	0.00
6/30/12	21.07	16.56	0.00
7/31/12	21.72	17.08	0.00
8/31/12	21.67	17.15	0.00
9/30/12	22.81	18.00	0.00
10/31/12	22.91	17.97	0.00
11/30/12	22.86	18.11	0.00

INVESTMENTS AS A % OF TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK

Annual Report | November 30, 2012	5

Portfolio of Investments	Boulder Total Return Fund, Inc.
November 30, 2012

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 99.7%
DOMESTIC COMMON STOCK 86.9%
Banks 3.8%
401,811	Wells Fargo & Co.	$13,263,781

Construction Machinery 1.5%
60,000	Caterpillar, Inc.	5,114,400

Diversified 37.6%
690	Berkshire Hathaway, Inc., Class A*	91,022,040
460,000	Berkshire Hathaway, Inc., Class B*	40,516,800

		131,538,840
Diversified Financial Services 4.5%
5,700	Franklin Resources, Inc.	752,514
361,650	JPMorgan Chase & Co.	14,856,582

		15,609,096
Environmental Control 0.2%
30,000	Republic Services, Inc.	854,100

Healthcare Products & Services 4.3%
216,000	Johnson & Johnson	15,061,680

Manufacturing 0.2%
8,000	3M Co.	727,600

Mining 1.4%
127,000	Freeport-McMoRan Copper & Gold, Inc.	4,954,270

Oil & Gas 0.3%
30,000	Linn Energy LLC	1,188,900

Pipelines 0.8%
54,950	Enterprise Products Partners L.P.	2,848,058

Real Estate 0.2%
17,300	WP Carey & Co. LLC	839,396

Registered Investment Companies (RICs) 3.9%
736,836	Cohen & Steers Infrastructure Fund, Inc.	13,344,100
18,726	RMR Real Estate Income Fund	331,263

		13,675,363

6	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Portfolio of Investments
November 30, 2012

Shares	Description	Value (Note 1)

Retail 26.5%
72,500	The Home Depot, Inc.	$4,717,575
370,000	Wal-Mart Stores, Inc.	26,647,400
915,000	Yum! Brands, Inc.	61,378,200

		92,743,175
Technology, Hardware & Equipment 1.4%
253,500	Cisco Systems, Inc.	4,793,685

Tobacco Products 0.3%
9,700	Philip Morris International, Inc.	871,836

TOTAL DOMESTIC COMMON STOCK (Cost $146,976,479)		304,084,180

FOREIGN COMMON STOCK 12.8%
Beverages 5.3%
75,000	Diageo PLC, Sponsored ADR	8,967,750
60,000	Heineken Holding NV	3,248,494
95,117	Heineken NV	6,273,014

		18,489,258
Food 0.4%
20,000	Nestle SA	1,308,946

Oil & Gas 0.1%
8,000	Transocean, Ltd.	369,600

Pharmaceuticals 2.4%
190,000	Sanofi, ADR	8,477,800

Real Estate 3.3%
529,500	Cheung Kong Holdings, Ltd.	8,082,353
104,500	Henderson Land Development Co., Ltd.	744,290
6,156,000	Midland Holdings, Ltd.	2,851,545

		11,678,188

Annual Report | November 30, 2012	7

Portfolio of Investments	Boulder Total Return Fund, Inc.
November 30, 2012

Shares	Description	Value (Note 1)

Real Estate Investment Trusts (REITs) 1.3%
4,779,336	Kiwi Income Property Trust	$4,590,611

TOTAL FOREIGN COMMON STOCK (Cost $30,472,984)		44,914,403

TOTAL LONG TERM INVESTMENTS (Cost $177,449,463)		348,998,583

SHORT TERM INVESTMENTS 0.2%
MONEY MARKET FUNDS 0.2%
824,038	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.010%	824,038

TOTAL MONEY MARKET FUNDS (Cost $824,038)		824,038

TOTAL SHORT TERM INVESTMENTS (Cost $824,038)		824,038

TOTAL INVESTMENTS 99.9% (Cost $178,273,501)		349,822,621

OTHER ASSETS AND LIABILITIES 0.1%		294,732

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCKHOLDERS 100.0%		350,117,353

TAXABLE AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(68,041,706)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS		$282,075,647

*	Non-income producing security.

Percentages are stated as a percent of the Total Net Assets Available to Common and Preferred Stockholders.

Common Abbreviations:

ADR - American Depositary Receipt.

8	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Portfolio of Investments
November 30, 2012

LLC	-	Limited Liability Company.
L.P.	-	Limited Partnership.
Ltd.	-	Limited.
NV	-	Naamloze Vennootchap is the Dutch term for a public limited liability corporation.
PLC	-	Public Limited Company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Total Net Assets Available to Common and Preferred Stockholders

United States	87.1%
Hong Kong	3.3%
Netherlands	2.7%
United Kingdom	2.6%
France	2.4%
New Zealand	1.3%
Switzerland	0.5%
Other Assets and Liabilities	0.1%

See accompanying notes to financial statements.

Annual Report | November 30, 2012	9

Statement of Assets and Liabilities	Boulder Total Return Fund, Inc.
November 30, 2012

ASSETS:
Investments, at value (Cost $178,273,501) (Note 1)	$349,822,621
Foreign currency, at value (Cost $317,773)	319,694
Dividends and interest receivable	427,864
Prepaid expenses and other assets	30,984

Total Assets	350,601,163

LIABILITIES:
Investment co-advisory fees payable (Note 2)	330,375
Administration and co-administration fees payable (Note 2)	61,302
Audit fees payable	42,315
Custody fees payable	21,744
Printing fees payable	11,872
Rating agency fees payable	7,537
Legal fees payable	7,069
Directors' fees and expenses payable (Note 2)	377
Accrued expenses and other payables	1,219

Total Liabilities	483,810

TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCKHOLDERS	$350,117,353

TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000,000 shares authorized, 680 shares outstanding, liquidation preference of $100,000 per share (Note 5)	$68,000,000
Accrued dividends on Taxable Auction Market Preferred Stock	41,706

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$282,075,647

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$123,387
Paid-in capital in excess of par value of common stock	123,229,457
Overdistributed net investment income	(771,824)
Accumulated net realized loss on investments sold and foreign currency related transactions	(12,055,387)
Net unrealized appreciation on investments and foreign currency translation	171,550,014

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$282,075,647

Net Asset Value, $282,075,647/12,338,660 common stock outstanding	$22.86

See accompanying notes to financial statements.

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Boulder Total Return Fund, Inc.	Statement of Operations
For the Year Ended November 30, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $130,543)	$5,442,878
Interest and other income	1,948

Total Investment Income	5,444,826

EXPENSES:
Investment co-advisory fees (Note 2)	4,124,525
Administration and co-administration fees (Note 2)	715,043
Directors' fees and expenses (Note 2)	138,342
Insurance expense	53,854
Audit fees	43,340
Preferred stock broker commissions and auction agent fees	42,211
Custody fees	39,324
Legal fees	38,287
Printing fees	29,504
Transfer agency fees	17,987
Other	73,292

Total Expenses	5,315,709
Less fees waived by investment advisers	(330,399)

Net Expenses	4,985,310

Net Investment Income	459,516

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	7,053,447
Foreign currency related transactions	(35,461)

7,017,986

Net change in unrealized appreciation/(depreciation) on:
Investment securities	41,324,771
Foreign currency related translation	(39,724)

41,285,047

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	48,303,033

PREFERRED STOCK TRANSACTIONS:
Distributions from net investment income	(1,207,772)
Gain on redemption of Taxable Auction Market Preferred Stock (Note 5)	418,000

Total Preferred Stock Transactions	(789,772)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$47,972,777

See accompanying notes to financial statements.

Annual Report | November 30, 2012	11

Statements of Changes in Net Assets	Boulder Total Return Fund, Inc.

	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011

OPERATIONS:
Net investment income	$459,516	$1,028,949
Net realized gain/(loss) on investment securities and foreign currency related transactions	7,017,986	(645,891)
Net change in unrealized appreciation on investment securities and foreign currency translations	41,285,047	4,514,838
	48,762,549	4,897,896

PREFERRED STOCK TRANSACTIONS (NOTE 5):
Distributions from net investment income	(1,207,772)	(614,943)
Distributions from tax return of capital	–	(467,064)
Gain on redemption of Taxable Auction Market Preferred Stock	418,000	–
Total Preferred Stock Transactions	(789,772)	(1,082,007)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	47,972,777	3,815,889

REDEMPTION OF TAXABLE AUCTION MARKET PREFERRED STOCK (PAR VALUE)	(4,100,000)	–
NET ASSETS:
Beginning of year	306,202,870	302,386,981
End of year (including overdistributed net investment income of $(771,824) and $(151,488), respectively)	350,075,647	306,202,870
Taxable Auction Market Preferred Stock, Par Value	(68,000,000)	(72,100,000)
Net Assets Applicable to Common Stockholders	$282,075,647	$234,102,870

See accompanying notes to financial statements.

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PAGE INTENTIONALLY LEFT BLANK

Financial Highlights	Boulder Total Return Fund, Inc.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Year
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from tax return of capital
Gain on redemption of AMPS*
Total Preferred Stock Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stock
DISTRIBUTIONS: COMMON STOCK
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Year
Common Share Market Value - End of Year
Total Return, Common Share Net Asset Value(b)
Total Return, Common Share Market Value(b)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(c)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of net investment income/(loss) to average net assets including waiver
Ratio of net investment income/(loss)to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Year (000’s)
Number of Common Shares Outstanding, End of Year (000’s)
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including AMPS(c)*

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Boulder Total Return Fund, Inc.	Financial Highlights

For the Year Ended November 30, 2012	For the Year Ended November 30, 2011	For the Year Ended November 30, 2010	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008

$18.97	$18.66	$15.21	$12.70	$24.95

0.04	0.08	0.07	0.03	0.14
3.92	0.32	3.43	2.56	(9.18)
3.96	0.40	3.50	2.59	(9.04)

(0.10)	(0.05)	(0.05)	–	(0.06)
–	(0.04)	(0.04)	(0.11)	(0.21)
0.03	–	0.04	0.03	–
(0.07)	(0.09)	(0.05)	(0.08)	(0.27)
3.89	0.31	3.45	2.51	(9.31)

–	–	–	–	(0.11)
–	–	–	–	(0.04)
–	–	–	–	(2.79)
–	–	–	–	(2.94)
3.89	0.31	3.45	2.51	(12.25)
$22.86	$18.97	$18.66	$15.21	$12.70
$18.11	$15.23	$15.52	$12.69	$9.17
20.5%	1.7%	22.7%	19.8%	(40.3)%
18.9%	(1.9)%	22.3%	38.4%	(52.6)%

1.90%	N/A	N/A	N/A	N/A
2.03%	2.12%	2.19%	2.53%	2.22%
(0.29)%	N/A	N/A	N/A	N/A
(0.41)%	0.18%	0.13%	0.22%	(0.70)%

10%	3%	6%	12%	6%
$282,076	$234,103	$230,287	$187,653	$156,733
12,339	12,339	12,339	12,339	12,339
1.51%	1.62%	1.63%	1.70%	1.69%

See accompanying notes to financial statements.

Annual Report | November 30, 2012	15

Financial Highlights	Boulder Total Return Fund, Inc.

*	Taxable Auction Market Preferred Shares (“AMPS”).
(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(c)	Expense ratios do not include the effect of transactions with preferred stockholders. The income ratio includes income earned on assets attributable to AMPS outstanding.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share(3)
11/30/12	$ 68,000	0.68	$ 514,878	$ 100,000
11/30/11	72,100	0.72	424,725	100,000
11/30/10	72,100	0.72	419,429	100,000
11/30/09	74,900	0.75	350,563	100,000
11/30/08	77,500	0.78	302,273	100,000

(1)	See Note 5 in Notes to Financial Statements.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of AMPS outstanding.
(3)	Excludes accumulated undeclared dividends.

See accompanying notes to financial statements.

16	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2012

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Boulder Total Return Fund, Inc. (the “Fund”), is a diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the closing price from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the mean between the closing bid and asked prices provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from an independent pricing service, principal market maker, or other independent sources. The Fund’s board of directors (the “Board”) has delegated to the Pricing Committee the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Advisers, does not represent fair value (“Fair Value Securities”). The Pricing Committee, which consists of at least one non-interested director and one senior officer of the Fund, in consultation with the Advisers’ Valuation Committee, as appropriate, uses valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee of the Advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, (iii) recommending to the Pricing Committee and memorializing valuations for Fair Value Securities, and (iv) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board on a quarterly basis. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value

Annual Report | November 30, 2012	17

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2012

securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets, and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1	-	Unadjusted quoted prices in active markets for identical investments
Level 2	-	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	-	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common Stock	$304,084,180	$–	$–	$304,084,180
Foreign Common Stock	44,914,403	–	–	44,914,403
Short Term Investments	824,038	–	–	824,038

TOTAL	$349,822,621	$–	$–	$349,822,621

*For detailed descriptions see the accompanying Portfolio of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the year ended November 30, 2012, there were no transfers between Level 1 and 2 securities.

All securities of the Fund were valued using Level 1 inputs during the year ended November 30, 2012.

Recent Accounting Pronouncements: In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended improve financial reporting of repurchase agreements and other agreements that both entitle and

18	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2012

obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Related Disclosures about Offsetting Assets and Liabilities.” The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 may have on the financial statement disclosures.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange

Annual Report | November 30, 2012	19

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2012

rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) are entitled to receive cumulative cash dividends as declared by the Fund’s Board. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For Federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has concluded there are no uncertain tax positions that require recognition of a tax liability. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended November 30, 2009, through November 30, 2012. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law therefore the enacted provisions have been applied to the Fund for the fiscal year ended November 30, 2012. The

20	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2012

Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

NOTE 2. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as co-investment advisers to the Fund (the “Advisers”). The Fund pays the Advisers a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually.

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. The equity owners of FAS are EALLC and the Lola Trust.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund and the following affiliates of the Fund: Boulder Growth & Income Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum fee of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each member of the Nominating Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Annual Report | November 30, 2012	21

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2012

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. As of November 30, 2012, Computershare Shareowner Services (“Computershare”) serves as the Fund’s Common Stock servicing agent, dividend-paying agent and registrar. Prior to January 2, 2012, BNY Mellon served as the Fund’s common stock servicing agent, dividend-paying agent and registrar. On January 2, 2012, BNY Mellon’s Shareholder Services business was acquired by Computershare. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

NOTE 3. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the year ended November 30, 2012 were $42,814,858 and $30,919,723, respectively.

On November 30, 2012, based on cost of $178,810,609 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $172,508,584, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,496,572, and net appreciation of foreign currency and derivatives was $894, resulting in net unrealized appreciation of $171,012,906.

NOTE 4. CAPITAL

At November 30, 2012, 240,000,000 of $0.01 par value common stock (the “Common Stock”) were authorized, of which 12,338,660 were outstanding.

Transactions in Common Stock were as follows:

	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011
Common Stock outstanding - beginning of period	12,338,660	12,338,660

Common Stock outstanding - end of period	12,338,660	12,338,660

NOTE 5. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund’s 775 shares of Money Market Cumulative Preferred Stock™ were retired and 775 shares of AMPS were issued. AMPS are senior to the Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of AMPS are cumulative. The Fund’s AMPS have a liquidation preference of $100,000 per share, plus any accumulated unpaid distributions, whether or not earned or declared by the Fund but excluding interest thereon (“Liquidation Value”) and have no set retirement date.

22	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2012

The Fund retired 26 shares of AMPS during the fiscal year ended November 30, 2009, with a total par value of $2,600,000. Those shares were purchased at a discount, an average price of $84,923 per share, resulting in a realized gain of $392,000. During the fiscal year ended November 30, 2010, the Fund retired 28 shares of AMPS, with a total par value of $2,800,000. These shares were purchased at a discount, an average price of $81,857 per share, resulting in a realized gain of $508,000. During the year ended November 30, 2012, the Fund retired 41 shares of AMPS, with a total par value of $4,100,000. These shares were purchased at a discount, an average price of $90,000, resulting in a realized gain of $418,000.

An auction of the AMPS is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell shares on each auction date. AMPS stockholders may also trade shares in the secondary market. In February 2008, the auction preferred shares market for closed-end funds became illiquid resulting in failed auctions for the AMPS. As a result of the failed auctions, the Fund pays dividends at the maximum rate (set forth in the Fund’s Articles Supplementary, the governing document for the AMPS), which prior to July 12, 2012, was set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points. On July 12, 2012, Moody's Investors Service (“Moody's”), one of two nationally recognized statistical rating organizations currently rating the Fund’s AMPS announced that it had downgraded the AMPS from Aaa to A2. This action occurred following a review by Moody's of its ratings of the securities of all closed-end registered investment companies, which was undertaken in conjunction with the adoption of changes to the methodology Moody's uses to rate securities issued by closed-end funds. The Fund's AMPS continue to have a credit rating in the highest rating category from Standard & Poor’s ratings. As a result of the downgrade by Moody’s of the Fund’s AMPS, the maximum rate is now set at the greater of 2.00% of 30-day LIBOR, or 30-day LIBOR plus 200 basis points.

The Fund is subject to certain limitations and restrictions while AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value. Specifically, the Fund is required under the Fund’s Articles Supplementary and the 1940 Act to maintain certain asset coverage with respect to the outstanding AMPS. The holders of AMPS are entitled to one vote per share and will vote with holders of Common Stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

For the year ended November 30, 2012, distribution rates ranged from 1.49% to 2.25%. The Fund declared distributions to preferred stockholders for the period from December 1, 2011 to November 30, 2012 of $1,207,772.

In connection with the settlement of each AMPS auction, the Fund pays, through the Auction Agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate of 0.25% and upon this date the annual rate was reduced to 0.05% until further notice from the Fund. These fees are paid for failed auctions as well.

Annual Report | November 30, 2012	23

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2012

On November 30, 2012, 680 shares of AMPS were outstanding at the annual rate of 2.21%. The dividend rate is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the AMPS, including expenses, there can be no assurance that such results will be attained.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund’s assets invested in each stock can vary depending on market conditions. The term “common stocks” includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-playing RICs and REITs.

Concentration Risk: The Fund operates as a “diversified” management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund’s total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund’s assets, which may be invested in securities representing more than 5% of the Fund’s total assets or even in a single issuer.

As of November 30, 2012, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. In addition, the Fund contains highly concentrated positions in other stocks as well. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of this single issuer and its other larger positions than that of a more diversified fund. As a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

24	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2012

Changes in Investment Policies: On May 2, 2011, stockholders approved elimination of the Fund’s fundamental investment policy prohibiting the Fund from purchasing securities on margin.

NOTE 7. SIGNIFICANT STOCKHOLDERS

On November 30, 2012, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 5,200,661 shares of Common Stock of the Fund, representing approximately 42.15% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of BIA and SIA and is a portfolio manager of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own the Advisers and FAS.

NOTE 8. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its Common Stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Board shall determine.

For the year ended November 30, 2012, the Fund purchased 41 shares of AMPS at a discount and retired them at par value. For the year ended November 30, 2011, the Fund did not repurchase any of its own AMPS or Common Stock.

NOTE 9. TAX BASIS DISTRIBUTIONS

As determined on November 30, 2012, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $127,920, $(255,880), and $127,960 were reclassified at November 30, 2012 among undistributed net investment income, accumulated net realized losses on investments and paid-in-capital, respectively, for the Fund.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

Annual Report | November 30, 2012	25

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2012

The tax character of distributions paid during the years ending November 30, 2012 and November 30, 2011 were as follows:

	Year Ended November 30, 2012	Year Ended November 30, 2011
Distributions paid from:
Ordinary Income	$1,207,772	$614,943
Tax Return of Capital	–	467,064

	$1,207,772	$1,082,007

As of November 30, 2012, the Fund had available for tax purposes unused capital loss carryovers totaling $12,381,094, of which $1,738,291 expires November 30, 2016, $9,855,326 expires November 30, 2017, $32,789 expires November 30, 2018, and $754,688 expires November 30, 2019.

Capital loss carryovers used during the period ended November 30, 2012 were $(7,707,680).

As of November 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$199,828
Accumulated Capital Losses	(12,381,094)
Unrealized Appreciation	171,012,906
Cumulative Effect of Other Timing Differences	(108,837)

Total	$158,722,803

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 10. OTHER INFORMATION

Rights Offerings: The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings will be used to further the investment objectives of the Fund.

NOTE 11. SUBSEQUENT EVENTS

Advisory Fee Waiver. Effective December 1, 2012, the Advisers renewed their agreement to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually.

26	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Boulder Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Boulder Total Return Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Total Return Fund, Inc. as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2013

Annual Report | November 30, 2012	27

Additional Information	Boulder Total Return Fund, Inc.
November 30, 2012

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website at www.boulderfunds.net; (2) on the SEC’s website at www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, on the Fund’s website located at www.boulderfunds.net, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business

28	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Additional Information
November 30, 2012 (Unaudited)

affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2011:

Qualified Dividend Income: 100%

Dividend Received Deduction: 100%

In early 2012, if applicable, stockholders of record received this information for the distributions paid to them by the Funds during the calendar year 2011 via Form 1099. The Funds will notify shareholders in early 2013 of amounts paid to them by the Funds, if any, during the calendar year 2012.

Annual Report | November 30, 2012	29

Summary of Dividend Reinvestment Plan	Boulder Total Return Fund, Inc.
November 30, 2012 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 358035, Pittsburgh, PA, 15252-8035. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

30	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
November 30, 2012 (Unaudited)

Discussion Regarding the Board of Directors’ Approval of the Investment Advisory Agreements

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on November 2, 2012, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies (the “Peer Group”); (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized if the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also met with representatives of, and received a report prepared by, an independent research firm, Morningstar, Inc. (“Morningstar”), comparing the Fund’s performance and advisory fees and expenses to a group of closed-end funds determined to be most similar to the Fund in each case as determined by Morningstar (the “Peer Group”). The Board also considered information received from the Advisers throughout the year,

Annual Report | November 30, 2012	31

Board of Directors’ Approval of the Investment Advisory Agreements	Boulder Total Return Fund, Inc.
November 30, 2012 (Unaudited)

including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

In advance of the November 2, 2012 Board meeting, the Independent Directors held two special telephonic meetings with counsel to the Fund and the Independent Directors. The principal purpose of the meetings was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the November 2, 2012 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board was satisfied that the Advisers’ investment personnel would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in 1999, as compared to both relevant indices and the performance of the Peer Group. The Board noted that based on its net asset value performance, the Fund outperformed the Standard & Poor’s 500 Index (the “S&P 500”), the Fund’s primary relevant benchmark, as well as the Dow Jones Industrial Average (the “Dow Jones”) and NASDAQ Composite for the one- and three-year periods ended September 30, 2012 and since August, 1999 when the Advisers were engaged by the Fund. The Board also noted the Fund’s recent outperformance of the S&P 500, Dow Jones and NASDAQ Composite for the quarter and six month period ended September 30, 2012 as well as the Fund’s recent relative performance increases. The Board further noted that the Fund outperformed the S&P 500 and Dow Jones for the five-year period ended September 30, 2012, however underperformed

32	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
November 30, 2012 (Unaudited)

the NASDAQ Composite during the same time period. The Board noted however that the Fund underperformed the S&P 500, Dow Jones and NASDAQ Composite for the ten-year period ended September 30, 2012. The Board further noted that the Fund outperformed its Peer Group for the one- and three-year periods ended September 30, 2012 and compared comparably to its Peer Group for the five- and ten-year periods ended September 30, 2012.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Peer Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers. The Advisers discussed with the Board certain factors justifying the advisory fees including, but not limited to, the Advisers’ stock skill selection has been substantiated through long-term performance and the time associated with the discipline of concentrated investing.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund.

Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. Although the Board concluded that recent modest growth in the Fund’s assets had not resulted in any meaningful economies of scale with respect to the management of the Fund, the Board, as described below, determined that it would be in the best interests of the Fund and its stockholders to obtain a voluntary fee waiver to provide more immediate benefits to the stockholders.

Fee Waiver

The Board noted the current fee arrangement in place for the Fund under the Advisory Agreements. They noted that the Advisers receive an annual fee, payable monthly, of 1.25% of the value of the Fund’s average monthly total net assets, including any leverage. The Board further noted the current one-year voluntary fee waiver whereby the Advisers have agreed to waive a portion of the advisory fee equal to 10 basis points (0.10%) of the value of the Fund’s

Annual Report | November 30, 2012	33

Board of Directors’ Approval of the Investment Advisory Agreements	Boulder Total Return Fund, Inc.
November 30, 2012 (Unaudited)

average monthly total net assets, including any leverage. This fee waiver will reduce the annual fee payable to the Advisers to 1.15% of the value of the Fund’s average monthly total net assets, including any leverage, through December 1, 2013. The Board concluded that the fee under the Advisory Agreements, as modified by the voluntary fee waiver, was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of September 30, 2012, the Lola Trust and other entities affiliated with the Horejsi family held approximately 42.15% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

34	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Directors & Officers
November 30, 2012 (Unaudited)

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, length of time served and principal occupation during the last five years. The Fund's SAI includes additional information about Directors of the Fund and is available, without charge, upon request, at 303-449-0426.

INDEPENDENT DIRECTORS

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director

Joel W. Looney Age: 51	Class II Director	Term expires 2014; served since 2001.	Partner (since 1999), Financial Management Group, LLC (investment adviser).	4

Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director and Chairman (since 2007), The Denali Fund Inc.; Director and Chairman (since 2003), First Opportunity Fund, Inc.

Dr. Dean L. Jacobson Age: 74	Class I Director	Term expires 2013; served since 2004.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2006) Boulder Growth & Income Fund, Inc.; Director (since 2007), The Denali Fund Inc.; Director (since 2003), First Opportunity Fund, Inc.

Richard I. Barr Age: 75	Chairman, Class III Director	Term expires 2013#; served since 1999 (Chairman since 2003).	Retired (since 2001); manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 2007), The Denali Fund Inc.; Director (since 2001), First Opportunity Fund, Inc.

Annual Report | November 30, 2012	35

Directors & Officers	Boulder Total Return Fund, Inc.
November 30, 2012 (Unaudited)

INDEPENDENT DIRECTORS (continued)

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director

Steven K. Norgaard Age: 48	Class III Director	Term expires 2015; served since 2011.	Attorney (since 1994), Steven K. Norgaard,P.C. (law firm), Director (since 2007) ATG Trust Company.	4	Director (since 2011) Boulder Growth & Income Fund, Inc.; Director (since 2011), The Denali Fund Inc.; Director (since 2011), FirstOpportunity Fund, Inc.
INTERESTED DIRECTORS

John S. Horejsi** Age: 42	Class I Director	Term expires 2013; served since 2006.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (2007-2011), The Denali Fund Inc.; Director (2006-2011), FirstOpportunity Fund,Inc.	2	Director (since 2004), Boulder Growth & Income Fund, Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Total Return Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, The Denali Fund Inc., Boulder Growth & Income Fund, Inc., and First Opportunity Fund, Inc.
**	Mr. Horejsi is an “interested person” as a result of the extent of his beneficial ownership of Fund shares and by virtue of his indirect beneficial ownership of BIA, SIA and FAS.
#

Due to the fact that a quorum of preferred stockholders was not achieved at the Fund’s 2012 Annual Meeting, Mr. Barr is serving as a holdover Director and is expected to stand again for election at the Fund’s 2013 Annual Meeting of Stockholders.

36	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Directors & Officers
November 30, 2012 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Unless otherwise specified, each officer was elected to office by the Board at a meeting held on January 27, 2012. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Stephen C. Miller Age: 60	President	Appointed annually; served since 1999.	President and General Counsel (since 1999), Boulder Investment Advisers LLC; President and General Counsel (since 2008), Rocky Mountain Advisors, LLC; Manager (since 1999), Fund Administrative Services LLC.; Vice President (since 1998), Stewart Investment Advisers; President (since 2002), Boulder Growth & Income Fund, Inc.; President (since 2007), The Denali Fund Inc.; President (since 2003), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.
Nicole L. Murphey Age: 35	Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Assistant Secretary	Appointed annually; served as Chief Financial Officer, Chief Accounting Officer and Treasurer since 2011; served as Vice President since 2008; served as Assistant Secretary since 2000.	Vice President and Treasurer (since 2011), Boulder Investment Advisers, LLC and Rocky Mountain Advisors, LLC; Assistant Manager (since 2011), Fund Administrative Services, LLC; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2007), The Denali Fund Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2003) First Opportunity Fund, Inc.
Lucas Foss** Age: 35	Chief Compliance Officer	Appointed annually; served since 2012.	Deputy Chief Compliance Officer (since August 2012), ALPS Fund Services; Chief Compliance Officer (since April 2012), Wakefield Alternative Series Trust; Chief Compliance Officer (since October 2012), ALPS Series Trust; Chief Compliance Officer (since September 2012), The Caldwell & Orkin Funds, Inc.; Compliance Manager (2010-2012), ALPS Fund Services; Senior Compliance Analyst (2006-2009), ALPS Fund Services; various positions (2003 - 2004), Bisys Hedge Fund Services; and, various positions (2000 - 2003), Deutsche Asset Management. Certified Securities Compliance Professional (CSCP); Registered Representative, ALPS Distributors, Inc.

Annual Report | November 30, 2012	37

Directors & Officers	Boulder Total Return Fund, Inc.
November 30, 2012 (Unaudited)

OFFICERS (continued)

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Stephanie J. Kelley Age: 56	Secretary	Appointed annually; served since 2000.	Secretary (since 2002) and Assistant Compliance Officer (since 2002-2012), Boulder Growth & Income Fund, Inc., Secretary (since 2007) and Assistant Compliance Officer (2007-2012), The Denali Fund Inc.; Secretary (since 2003) and Assistant Compliance Officer (2003-2012), First Opportunity Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

*	Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Total Return Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
**

Jennifer Welsh resigned as Chief Compliance Officer of the Fund, effective as of November 6, 2012. Mr. Foss was elected Chief Compliance Officer of the Fund via written consent of the Board of Directors dated November 30, 2012 and effective as of December 3, 2012.

The Fund’s president has certified to the New York Stock Exchange that, as of November 30, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

38	www.boulderfunds.net

Directors	Richard I. Barr
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney
Steven K. Norgaard

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Stock Transfer Agent	ComputerShare
480 Washington Blvd.
Jersey City, NJ 07310

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul Hastings, LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Boulder Total Return Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to the provisions of the code of ethics nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Joel W. Looney and
Steven K. Norgaard are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,800 and $28,600 for the fiscal years ended
November 30, 2011 and November 30, 2012, respectively.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended November 30, 2011 and November 30, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns, excise tax returns, December dividend calculations and Maryland Property Tax returns were $7,765 and $7,965 for the fiscal years ended November 30, 2011 and November 30, 2012, respectively.

(d)	All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $5,000 and $5,000 for the fiscal years ended November 30, 2011 and November 30, 2012, respectively. These fees pertained to agreed-upon procedures reports related to the Fund’s Auction Market Preferred Shares.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)  There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended November 30, 2012 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, Joel W. Looney, and Steven K. Norgaard.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Advisers. The Registrant’s Proxy Voting Procedures are included below.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (“FOFI”) (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1. Policy. It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to each Fund’s respective investment adviser(s) (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2. Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3. Procedures. The following are the procedures adopted by the Board for the administration of this policy:

a. Review of Adviser Proxy Voting Procedures. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b. Seeking Advice from the First Opportunity Fund’s (“FOFI’s”) sub-adviser. To the extent permitted by law, and to the extent assistance will not adversely affect the ability of the FOFI’s sub-adviser, Wellington Management (“Wellington”), to invest in financial services company securities for other clients, the Adviser may seek, and Wellington has agreed to provide the Adviser with, notice of any special issues that might not be covered by the Voting Guidelines as they relate to securities held by FOFI and that are under the management of Wellington. In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how FOFI should vote.

c. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest2, the Adviser

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

Voting Policies and Procedures

shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4. Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5. Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

1. Name of the issuer of the portfolio security

2. Exchange ticker symbol

3. CUSIP #

4. Shareholder meeting date

5. Brief indication of the matter voted on

6. Whether matter was proposed by the issuer or by a security holder

7. Whether the Fund cast its vote on the matter

8. How the Fund cast its vote

9. Whether the Fund cast its vote for or against management

6. Disclosures.

a. The Fund shall include in any future registration statement:

i. A description of the Voting Policies and the Voting Guidelines3; and

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.6

7. Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

1. Proxy voting policies and procedures

2. Proxy statements received regarding client securities

3. Records of votes cast on behalf of clients

4. Records of written client requests

3 This disclosure is included in all registration statements filed on behalf of the Funds after July 1, 2003.

4 This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

5 This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

6 This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

Voting Policies and Procedures

5. Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8. Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

Voting Policies and Procedures

Category	Guideline	Voting
	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting		Generally FOR, although there may be situations where such a structure may be detrimental to shareholder interests.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.
MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

Voting Policies and Procedures

Category	Guideline	Voting

capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.
Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated: October 26, 2007

Revised: July 30, 2010, November 8, 2010

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Stewart R. Horejsi and Brendon J. Fischer are the Fund’s portfolio managers and are jointly responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi and Mr. Fischer are referred to herein as the “Portfolio Managers”. Boulder Investment Advisers, LLC (“BIA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA” together with BIA, the “Advisers”) are co-advisers to the Fund. The Portfolio Managers manage the Fund and three other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc (“FOFI”). As of November 30, 2012, BIF, DNY and FOFI had total assets, including leverage, of approximately $243 million, $106 million and $282 million, respectively. None of the advisory fees of the other registered investment companies for which the Portfolio Managers manage are based on the performance of the account.

Separately, Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $702 million as of December 31, 2012. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the Chief Investment Officer for BIA and SIA since 1999 and for Rocky Mountain Advisers LLC (the co-adviser, together with SIA, to FOFI) since 2008. Mr. Horejsi has been a Portfolio Manager for the Fund since August 1999.

Mr. Fischer joined BIA and RMA as the Assistant Investment Officer in 2012 and has been a Portfolio Manager of the Fund since 2012 as well.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BIF, DNY and FOFI. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BIF, DNY, FOFI and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Ernest Horejsi Trust No. 1B and the Lola Brown Trust
No. 1B, both of which have engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, hold 2,987,504 shares and 1,613,827 shares, respectively, of the Fund as of November 30, 2012. In addition, as of November 30, 2012, (i) Evergreen Atlantic, LLC, a limited liability company with respect to which Mr. Horejsi is a manager (but not an equity member), owned 343,749 shares of the Fund; (ii) the Stewart West Indies Trust, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owned 104,627 shares of the Fund; (iii) the Susan L. Ciciora Trust, a trust established by Mr. Horejsi’s daughter but with respect to which Mr. Horejsi is not a beneficiary, owned 72,176 shares of the Fund; (iv) the
John S. Horejsi Trust, a trust established by Mr. Horejsi’s son but with respect to which Mr. Horejsi is not a beneficiary, owned 53,080 shares of the Fund, and (v) the Evergreen Trust, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owned 25,698 shares of the Fund (the foregoing are included in the above definition of “Horejsi Affiliates”). Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, he may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Mr. Fischer owned 600 shares of the Fund as of November 30, 2012.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER TOTAL RETURN FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 7, 2013

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer,
Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	February 7, 2013